RESTRUCTURING	9 Months Ended
Sep. 30, 2012
Restructuring and Related Activities [Abstract]
RESTRUCTURING
RESTRUCTURING

On December 31, 2011 in conjunction with a board approved restructuring plan, the Company completed the sale of 15 wholly-owned SPCs to Frontline 2012. These SPCs held six VLCCs (including one on time charter), four Suezmax tankers and five VLCC newbuilding contracts. The SPCs were sold at fair market value of $1,120.7 million, which was the average of three independent broker valuations. As part of the transaction, Frontline 2012 assumed the obligation to pay $666.3 million in bank debt related to the vessels and $325.5 million in remaining commitments to the yard under the newbuilding contracts. The transaction is summarized as follows:

(in thousands of $)
Proceeds from sale of shares in subsidiaries	128,882
Outstanding newbuilding installments transferred	325,500
Debt transferred	666,318
Fair market value of assets sold to Frontline 2012	1,120,700
Net book value of vessels sold	(864,865)
Net book value of newbuilding contracts sold	(237,057)
Outstanding newbuilding installments transferred	(325,500)
Legal fees	(250)
Loss on sale	(306,972)

In addition, net working capital balances of $10.5 million were purchased by Frontline 2012. This balance was unpaid at December 31, 2011 and is included in amounts due from related parties.

On December 16, 2011, Frontline 2012 completed a private placement of 100,000,000 new ordinary shares of par value $2.00 per share at a subscription price of $2.85, raising $285.0 million in gross proceeds, subject to certain closing conditions. These conditions were subsequently fulfilled and Frontline 2012 was registered on the Norwegian Over the Counter list, or NOTC, in Oslo on December 30, 2011. The Company was allocated 8,771,000 shares, representing approximately 8.8% of the share capital of Frontline 2012 for which it paid $25.0 million. The Company has accounted for its investment in Frontline 2012 under the equity method (see Note 13). There are no discontinued operations associated with this transaction.

The Company will initially manage Frontline 2012 through its wholly owned subsidiary, Frontline Management (Bermuda) Ltd.. Frontline 2012 plans to establish its own management team in the future.

Following the restructuring, the Company's operating fleet was reduced from 58 vessels to 48 vessels, including the nine vessels owned through ITCL. In addition, newbuilding commitments reduced from $437.9 million to $112.4 million relating to two Suezmax tanker newbuilding contracts. Bank debt was eliminated following a prepayment of a $12.9 million loan associated with a vessel, which was not part of the transaction with Frontline 2012, and the prepayment of ITCL's $33.0 million bank loan.

As part of the restructuring, the Company obtained agreements with its major counter parties to reduce the gross charter payment commitments under existing chartering arrangements by approximately $293.0 million for the period from January 1, 2012 to December 31, 2015. The Company will compensate the counter parties with 100% of any difference between the renegotiated rates and the average vessel earnings up to the original contract rates. Some of the counter parties will receive some additional compensation for earnings achieved above the original contract rates.